UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 18, 2006

WHEELING ISLAND GAMING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-81778	16-1333214
(State or other jurisdiction of incorporation)	(Registration Number)	(IRS Employer Identification No.)

1 South Stone Street, Wheeling, West Virginia		26003
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (304) 232-5050

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

(b) New independent registered public accounting firm

As previously reported on Form 8-K, on February 10, 2006 the Audit Committee of the Board of Directors of Wheeling Island Gaming, Inc. (the “Company”) voted to engage Ernst & Young LLP (“E&Y”) as the Company’s new independent registered public accounting firm to perform the following:  (i) procedures on the unaudited interim financial statements of the Company during the quarters ending March 31, 2006, June 30, 2006 and September 30, 2006 and (ii) procedures on the Company’s financial statements for the fiscal year ending December 31, 2006.

On April 18, 2006 the Audit Committee formally engaged E&Y as the Company’s new independent registered public accounting firm.

During the Company’s fiscal years ended December 31, 2004 and 2005 and through April 18, 2006, the Company has not consulted E&Y regarding any of the matters described in Items 304(a)(2)(i) or (ii) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Wheeling Island Gaming, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELING ISLAND GAMING, INC.

	By:	/s/ Michael D. Corbin
		Name:	Michael D. Corbin
		Title:	Interim Vice President of Finance

Date: April 24, 2006